UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2022

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Township Line Road

Yardley, Pennsylvania 19067

(215) 698-5100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock $5.00 Par Value	CCK	New York Stock Exchange
7 3/8% Debentures Due 2026	CCK26	New York Stock Exchange
7 1/2% Debentures Due 2096	CCK96	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided in Item 2.03 below is hereby incorporated herein by reference.

SECTION 2 - FINANCIAL OPERATION

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

On March 14, 2022, Crown Holdings, Inc. (the “Company”) entered into a Purchase Agreement pursuant to which Crown Americas LLC (the “Issuer”) agreed to issue and sell to several purchasers, for whom BNP Paribas Securities Corp., Citigroup Global Markets Inc. and Mizuho Securities USA LLC are acting as representatives, $500,000,000 aggregate principal amount of senior unsecured notes due 2030 (the “Notes”).

The Notes will mature on April 1, 2030 and will accrue interest at a rate of 5.250% per year. Interest on the Notes will be payable semi-annually on April 1 and October 1 of each year, beginning on October 1, 2022. The Issuer may redeem some or all of the Notes at any time prior to January 1, 2030 by paying 100% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, and a make-whole premium. On or after January 1, 2030, the Issuer may redeem some or all of the Notes at any time by paying 100% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If the Issuer or the Company experiences a change of control repurchase event, the Issuer may be required to offer to purchase the Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

The Notes are senior obligations of the Issuer. The Notes will be unconditionally guaranteed on a senior basis by the Company and, subject to applicable law and exceptions, certain of the Company’s current and future subsidiaries organized under the laws of the United States.

The Issuer and the guarantors of the Notes have agreed to file a registration statement with the Securities and Exchange Commission relating to an offer to exchange the Notes for publicly tradeable notes having substantially identical terms.

The Notes will be sold in a private placement and resold by the initial purchasers to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States pursuant to Regulation S of the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all other information in this Form 8-K consists of forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Other important factors are discussed under the caption “Forward Looking Statements” in the Company’s Form 10-K Annual Report for the year ended December 31, 2021 and in subsequent filings made prior to or after the date hereof. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

Exhibit 10.1	Purchase Agreement, dated as of March 14, 2022, by and among the Company, the Issuer, BNP Paribas Securities Corp., Citigroup Global Markets Inc. and Mizuho Securities USA LLC, as representatives of the Initial Purchasers named in Schedule I thereto, and the Guarantors (as defined therein)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2022

CROWN HOLDINGS, INC.

By:	/s/ David A. Beaver
Name:	David A. Beaver
Title:	Vice President and Treasurer